Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firms” in the Statement of Additional Information and to the use of our report dated February 6, 2015, with respect to the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company in Post-Effective Amendment No. 5 to the Registration Statement (Form N-4, No. 333-163881) and related Prospectus of SecurePath for Life Product.

/s/ Ernst & Young LLP

Des Moines, IA

April 30, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firms” in the Statement of Additional Information in Post-Effective Amendment Number 5 to the Registration Statement (Form N-4, No. 333-163881) of TFLIC Pooled Account No. 44 and to the inclusion of our report, dated February 27, 2015, on TFLIC Pooled Account No. 44 (comprising, respectively, SecurePath for Life Retirement Income, SecurePath for Life 2010, SecurePath for Life 2015, SecurePath for Life 2020, SecurePath for Life 2025 and SecurePath for Life 2030) included in its Annual Report for the fiscal year ended December 31, 2014.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 30, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 333-163881 under the Securities Act of 1933 and Amendment No. 7 to the Registration Statement on Form N-4, File No. 811-22371 under the Investment Company Act of 1940 of TFLIC Pooled Account No. 44 of our report dated April 29, 2015 with respect to the financial statements of Transamerica Financial Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Independent Registered Public Accounting Firms” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 30, 2015